                                                                    Exhibit 32.2

ESCALA GROUP, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Escala Group, Inc. for the period ended December 31, 2005, I, Larry Crawford, Executive Vice President and Chief Financial Officer of Escala Group, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-Q for the period ended December 31, 2005 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-Q for the period ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Escala Group, Inc.

Dated: February 8, 2006
/s/ Larry Crawford
Larry Crawford, Executive Vice President and Chief Financial Officer